              AFFILIATED COMMUNITY BANCORP, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                   (Dollars in thousands, except share data)

                                                   September  30,   December 31,
                                                        1997             1996
                                                   -------------    ------------
                                                    (Unaudited)

                   ASSETS

Cash and due from banks                                $15,979        $11,331
Federal funds sold and overnight deposits                4,584          4,464
Investment securities - held to maturity
 (market value $190,230 and $173,372
  at September 30, 1997 and December 31, 1996,
  respectively)                                        188,115        173,510
Investment securities - available for sale
(amortized cost $176,151 and $160,395
  at September 30, 1997 and December 31, 1996,
  respectively)                                        177,168        159,844
Loans held for sale                                        944              -
Loans receivable - net of allowance for
possible loan losses of $8,381 and $7,759
  at September 30, 1997 and December 31, 1996,
  respectively                                         699,554        645,797
Federal Home Loan Bank stock - at cost                  16,162         14,638
Other real estate owned, net                                 1            133
Accrued interest receivable                              7,968          7,124
Office properties and equipment, net                     8,790          8,428
Deferred tax asset, net                                  2,924          3,405
Other assets                                              6390          3,539
                                                    ----------    -----------
       Total assets                                 $1,128,579     $1,032,213
                                                    ==========     ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
    Deposits                                        $  702,994     $  652,509
    Federal Home Loan Bank advances                    301,971        267,171
    ESOP debt                                            1,127          1,394
    Mortgagors' escrow payments                          2,440          2,087
    Securities sold under agreements to repurchase       3,032            727
    Other                                                6,857          6,923
                                                    ----------     ----------
       Total liabilities                             1,018,421        930,811
                                                    ----------     ----------

Stockholders' Equity (Note 4):
    Preferred stock, $0.01 Par Value; 2,000,000
    shares authorized, none issued
    Common stock, $0.01 Par Value; 18,000,000
    shares authorized; shares issued 6,740,109
    in 1997 and 6,683,957 in 1996                           67             66
    Additional paid-in capital                          50,040         49,146
    Retained earnings - restricted                      64,055         57,518
    Treasury stock at cost, 247,500 shares              (3,402)        (3,402)
    Unearned compensation - ESOP                        (1,108)        (1,394)
    Unrealized gain (loss) on investment
    securities, net of tax effects                         506           (532)
       Total stockholders' equity                      101,158        101,402
                                                    ----------     ----------
       Total liabilities and stockholders' equity   $l,128,579     $1,032,213
                                                    ==========     ==========

  The accompanying notes are an integral part of these consolidated financial statements.

               AFFILIATED COMMUNITY BANCORP, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                    (Dollars in thousands, except share data)

                                          Three Months Ended   Nine Months Ended
                                             September 30,        September 30,
                                          -----------------     ----------------
                                            1997       1996     1997     1996
                                            ----       ----     ----     ----
                                             (Unaudited)         (Unaudited)


Interest and dividend income:
   Interest and fees on loans              $14,370   $12,498  $41,879    $35,586
   Interest and dividend income
     on investment securities                6,300     5,704   18,242     16,617
   Interest on federal funds sold
     and overnight deposits                     70        78      162        200
                                           -------   -------  -------    -------
     Total interest and dividend income     20,740    18,280   60,283     52,403
                                           -------   -------  -------    -------
Interest expense:
   Interest on deposits                      7,114     6,577   20,847     18,988
   Interest on borrowed funds                4,710     3,724   13,067     10,389
                                           -------    ------  -------     ------
     Total interest expense                 11,824    10,301   33,914     29,377
                                           -------    ------  -------     ------

Net interest income                          8,916     7,979   26,369     23,026
Provision for possible loan losses             250       135      700        405
                                           -------    ------  -------    -------
Net interest income after provision
   for possible loan losses                  8,666     7,844   25,669     22,621
                                           -------    ------  -------    -------
Noninterest income:
   Mortgage loan servicing fees                 64        63      198        225
   Customer service fees and other             346       312    1,078        948
   Gain on sales of securities, net             90         -       97          -
   Gain on sales of loans, net                  62        29       85         86
                                           -------   -------  -------    -------
     Total non-interest income                 562       404    1,458      1,259
                                           -------   -------  -------    -------
Non-interest expenses:
   Compensation and employee benefits        2,714     2,308    7,783      6,863
   Occupancy and equipment                     618       552    1,708      1,562
   Data processing                             275       205      764        619
   Professional services                       159       169      439        538
   Federal Deposit Insurance premiums           66     2,318      198      2,707
   Other real estate owned (income)
     expenses, net                             (17)       25     (141)       164
   Marketing and promotion                     210       132      541        435
   Other                                       515       658     1754      1,902
                                           -------   -------  -------    -------
   Total non-interest expenses               4,540     6,367   13,046     14,790
                                           -------   -------  -------    -------
Income before provision for income taxes     4,688     1,881   14,081      9,090
Provision for income taxes                   1,739       579    5,253      3,266
                                           -------   -------  -------    -------
       Net Income                           $2,949    $1,302   $8,828     $5,824
                                           =======   =======  =======    =======
Earnings per share (Note 4):

    Primary                                  $0.44     $0.20    $1.33      $0.90
                                           =======   =======  =======    =======

    Fully diluted                            $0.43     $0.20    $1.32      $0.90
                                           =======   =======  =======    =======
Weighted average shares outstanding:

    Primary                                  6,682     6,460    6,623      6,450
                                           =======   =======  =======    =======
    Fully diluted                            6,706     6,482    6,679      6,496
                                           =======   =======  =======    =======

The accompanying notes are an integral part of these consolidated financial statements.

               AFFILIATED COMMUNITY BANCORP, INC. AND SUBSIDIARIES
            CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (NOTE 4)
              For the Nine Months Ended September 30, 1997 and 1996
                   (In thousands, except per share data)
                                   (Unaudited)

                                                                                                       Net Unrealized
                                                       Additional                        Unearned      Gain (Loss) on
                                               Common   Paid-in    Treasury   Retained  Compensation-   Investment
                                                Stock   Capital      Stock    Earnings    ESOP          Securities      Total
                                               ------   -------    --------   --------  -------------   ----------      -----
Balance at December 31, 1995                   $66    $48,250        $ -      $51,563     ($679)          $90          $99,290
  Net income                                     -          -          -        5,824         -             -            5,824
  ESOP transactions                              -         86          -            -       108             -              194
  Issuance of common stock under
    stock option plan                            -        287          -            -         -             -              287
  Purchase of treasury stock                     -          -     (4,081)           -         -             -           (4,081)
  Cash dividends declared ($.29 per share)       -          -          -       (1,837)        -             -           (1,837)
  Changes in net unrealized gain (loss) on
    securities available for sale, net
    of tax effect                                -          -          -            -         -        (1,615)          (1,615)
                                               ---    -------        ---      -------     ------       -------         --------

Balance at September 30, 1996                  $66    $48,623    ($4,081)     $55,550     ($571)      ($1,525)         $98,062
                                               ===    =======    =======      =======     =====       =======          =======

                                                                                                       Net Unrealized
                                                       Additional                        Unearned      Gain (Loss) on
                                               Common   Paid-in    Treasury   Retained  Compensation-   Investment
                                                Stock   Capital      Stock    Earnings    ESOP          Securities      Total
                                                -----   -------      -----    --------    ----          ----------      -----
Balance at December 31, 1996                   $66     $49,146    ($3,402)    $57,518    ($1,394)         ($532)       $101,402
  Net income                                     -           -          -       8,828          -              -           8,828
  ESOP transactions                              -         225          -          32        286              -             543
  Issuance of common stock under stock
   option plan                                   1         418          -           -          -              -             419
  Tax benefit from stock options exercised       -         251          -           -          -              -             251
  Purchase of treasury stock                     -           -          -           -          -              -               -
  Cash dividends declared ($.36 per share)       -           -          -      (2,323)         -              -          (2,323)
  Changes in net unrealized gain (loss) on
   securities available for sale, net of tax
   effect
                                                 -           -          -           -          -          1,038           1,038
                                                ---    --------    -------     --------   --------        -----          -------
Balance at September 30, 1997                   $67     $50,040    ($3,402)    $64,055    ($1,108)         $506        $110,158
                                                ===     =======    =======     =======    =======          ====        ========

The accompanying notes are integral part of these consolidated financial statements.

               AFFILIATED COMMUNITY BANCORP, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (Dollars in thousands)

                                                                                              Nine Months Ended
                                                                                                September 30
                                                                                             -------------------
                                                                                             1997          1996
                                                                                             ----          ----
                                                                                               (Unaudited)
Cash flows from operating activities:
  Net Income                                                                                $8,828         $5,824
  Adjustments to reconcile net income to net cash provided by operating activities:
   Provision for possible loan losses                                                          700           405
   Provision for losses on other real estate owned                                               -           180
   Depreciation and amortization                                                               655           568
   Gain on sales of loans                                                                      (85)          (86)
   Gain on sales of securities                                                                 (97)            -
   Net gain on sales of other real estate owned                                                (44)         (177)
   Net amortization of premiums and discounts on investment securities                         159           603
   Provision for deferred income taxes                                                         197           421
   ESOP transactions                                                                           543           194
   Increase in Federal Home Loan Bank stock                                                 (1,524)       (3,137)
   (Increase) decrease in loans held for sale                                                 (944)          595
   Increase in accrued interest receivable                                                    (844)       (1,149)
   Other, net                                                                               (1,651)        1,452
                                                                                            -------       ------
       Net cash provided by operating activities                                             5,893         5,693
                                                                                            -------       ------
Cash flows from investing activities:
  Proceeds from sales of investment securities available for sale                           21,411             -
  Proceeds from sales of investment securities held to maturity which were called            3,956             -
  Proceeds from maturities of investment securities available for sale                      12,428        16,510
  Proceeds from maturities of investment securities held to maturity                        19,197         3,251
  Purchase of investment securities available for sale                                     (58,922)      (68,076)
  Purchase of investment securities held to maturity                                       (58,900)      (22,949)
  Principal payments received on investment securities available for sale                    7,966         6,558
  Principal payments received on investment securities held to maturity                     21,180        21,559
  Loan originations, net of repayments                                                     (54,544)      (77,748)
  Proceeds from sale of office properties and equipment                                          -             -
  Purchases of office properties and equipment                                              (1,017)         (519)
  Capitalized costs associated with other real estate owned, net of payments received            -           (42)
  Proceeds from sales of other real estate owned                                               348         1,267
                                                                                               ---         -----
       Net cash used by investing activities                                               (86,897)     (120,189)
                                                                                           --------     ---------
Cash flows from financing activities:
   Net increase in deposits                                                                 50,485        53,197
   Additions to Federal Home Loan Bank advances                                             34,800        71,006
   Increase in mortgagors' escrow payments                                                     353           147
   Increase in repurchase agreements                                                         2,305           972
   Purchase of treasury stock                                                                    -        (4,081)
   Proceeds from issuance of common stock                                                      419           287
   ESOP transactions                                                                          (267)         (108)
   Cash dividends paid on common stock                                                      (2,323)       (1,837)
                                                                                            -------       -------
       Net cash provided by financing activities                                            85,772       119,583
                                                                                            ------       -------
Net increase in cash and cash equivalents                                                    4,768         5,087

Cash and cash equivalents at beginning of period                                            15,795        18,162
                                                                                           -------       -------
Cash and cash equivalents at end of period                                                 $20,563       $23,249
                                                                                           =======       =======

Supplemental disclosures of cash flow information:
  Interest paid on deposits                                                                $20,682       $19,590
  Interest paid on borrowed funds                                                           13,335        10,766
  Income taxes paid, net of refunds                                                          5,019         3,432

Supplemental disclosures of non-cash transactions
  Transfers to foreclosed real estate                                                          172         1,006
  Loans granted on sale of foreclosed real estate                                              162           857
  Securitization of loans to mortgage-backed investments                                         -         2,326

The accompanying notes are an integral part of these consolidated financial statements

               AFFILIATED COMMUNITY BANCORP, INC, AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               September 30, 1997

1)    Basis of Presentation

            The accompanying consolidated financial statements include the accounts of Affiliated Community Bancorp, Inc, (the "Company" or "Affiliated") and its three wholly-owned subsidiaries, Lexington Savings Bank ("Lexington"), a Massachusetts chartered savings bank, The Federal Savings Bank ("Federal"), a federally chartered savings bank, and Middlesex Bank & Trust Company ("Middlesex") a Massachusetts chartered trust company, which are headquartered in Lexington, Massachusetts, Waltham, Massachusetts, and Newton Massachusetts, respectively.

            Affiliated was incorporated on April 13, 1995 for the purpose of effecting the affiliation (the "Affiliation") of Lexington and Main Street Community Bancorp, Inc. ("Main Street") including Main Street's wholly-owned subsidiary, Federal, pursuant to the Affiliation Agreement and Plan of Reorganization dated March 14, 1995 between Lexington and Main Street. The Affiliation was consummated on October 18, 1995 and was treated as a pooling of interests for accounting purposes. On May 20, 1997, Affiliated provided the initial capital to Middlesex in exchange for all of Middlesex's outstanding stock, making Middlesex a wholly owned subsidiary of Affiliated. Middlesex opened on June 2, 1997 as a de novo, full-service commercial bank. The operations of Affiliated consist of those of its three bank subsidiaries, Lexington, Federal and Middlesex. The information presented herein for 1997 and 1996 represents the financial condition and the operating results of the Company and its wholly-owned bank subsidiaries on a consolidated basis.

            Lexington and Middlesex are insured by the Bank Insurance Fund ("BIF") and Federal is insured by the Savings Association Insurance Fund ("SAIF") of the Federal Deposit Insurance Corporation ("FDIC").

            Certain reclassifications have been made to the 1996 consolidated financial statements to conform with the September 30, 1997 presentation. Such reclassifications had no effect on previously reported consolidated net income.

            In the opinion of management, the unaudited consolidated financial statements presented herein reflect all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation. Interim results are not necessarily indicative of results to be expected for the entire year.

2)    Earnings and Dividends Declared Per Share

            Primary earnings per share computations include common stock issued (excluding treasury shares and unallocated ESOP shares) and dilutive common stock equivalents attributable to outstanding stock options. Fully diluted earnings per share computations reflect the higher market price of the Company's common stock at period end, if applicable, and the assumed further dilution applicable to outstanding stock options.

3)    Allowance for Possible Loan Losses

            The following is a summary of the allowance for possible loan losses for the three and nine month periods ended September 30, 1997 and 1996:

                                    Three Months Ended              Nine Months Ended
                                      September 30                    September 30
                                    ------------------              -----------------
                                     l997      1996                  l997     1996
                                    ------------------              -----------------
                                                    (In thousands)
  Balance at beginning of period    $8,228    $7,240               $7,759    $7,127
  Provision for possible losses        250       135                  700       405
  Recoveries                            19        14                   78       147
                                    ------    ------               ------    ------
                                     8,497     7,389                8,537     7,679

  Loans charged-off                    116         3                  156       293
                                    ------    ------               ------    ------
  Balance at end of period          $8,381    $7,386               $8,381    $7,386
                                    ======    ======               ======    ======

            The Company's allowance for possible loan losses is established and maintained through a provision for possible loan losses. Charges to the provision for possible loan losses are based on management's evaluation of numerous factors, including the risk characteristics of the Company's loan portfolio generally, the portfolio's historical experience, the level of non-accruing loans, current economic conditions, collateral values, and trends in loan delinquencies and charge-offs. Although management attempts to use the best information available to make determinations with respect to the Company's allowance for possible loan losses, loan losses may ultimately vary significantly from current estimates and future adjustments may be necessary if economic conditions differ substantially from the assumed economic conditions used in making the initial determination or if other circumstances change.

            Loans are considered impaired when it is probable that the Company will not be able to collect all amounts due according to the contractual terms of the loan agreement. Management considers the paying status, net worth and earnings potential of a borrower, and the value and cash flow of the collateral, as factors to determine if a loan will be paid in accordance with its contractual terms. Management does not set any minimum delay of payments as a factor in reviewing for impaired classification. The amount judged to be impaired is the difference between the present value of the expected cash flows using as a discount rate the original contractual effective interest rate and the recorded investment of the loan. If foreclosure on a collateralized loan is probable, impairment is measured based on the fair value of the collateral compared to the recorded investment. If appropriate, a valuation reserve is established to recognize the difference between the recorded investment and the present value. Impaired loans are charged off when management believes that the collectibility of the loan's principal is remote. All impaired loans are classified as nonaccrual.

            For the nine months ended September 30, 1997 and 1996, the average recorded investment in impaired loans was $3,665,000 and $3,536,000 respectively, and the income recognized on related impaired loans was $140,000 and $134,000, respectively. At September 30, 1997 and December 31, 1996, the Company classified $3,535,000 and $3,798,000, respectively, of its loans as impaired. Of the $3,535,000 in impaired loans at September 30, 1997, $3,435,000 has been measured under the fair value of collateral method and $100,000 has been measured under the present value of the expected cash flows method. At September 30, 1997 impaired loans totaling $2,845,000, had a related valuation reserve of $607,000. Of the $3,798,000 in impaired loans at December 31, 1996, $3,691,000 has been measured under the fair value of collateral method and $107,000 has been measured under the present value of the expected cash flows method. At December 31, 1996, impaired loans totaling $3,555,000 had a related valuation reserve of $667,000.

4)    Stock Split

            On May 30, 1997 the Company effected a 25% stock split paid in the form of a stock dividend. All common stock share and per share information prior to the stock split, except for shares authorized, has been retroactively restated to reflect this stock split.

5)    Impact of New Accounting Standards

            In September 1996, the FASB issued SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which is generally effective for transfers and servicing of financial assets and extinguishments of liabilities, as defined, after December 31, 1996. SFAS No. 125, as amended, requires an entity to recognize upon a transfer the financial and servicing assets it controls and the liabilities it has incurred, derecognize financial assets when control has been surrendered, and derecognize liabilities when extinguished. SFAS No. 125 supersedes SFAS No. 122. For servicing contracts in existence before January 1, 1997, previously recognized servicing rights and "excess servicing" receivables that do not exceed contractually specified servicing fees are combined, net of any previously recognized servicing obligations, as a servicing asset or liability, with previously recognized servicing receivables that exceed contractually specified servicing fees being reclassified as interest-only strips receivable. The adoption of this statement did not have a material impact on its financial condition or results of operations.

            In March 1997, the FASB issued SFAS No. 128, "Earnings Per Share", which is to become effective for fiscal years ending after December 15, 1997. The more significant changes are the replacement of primary earnings per share (EPS) with basic EPS. Basic EPS is computed by dividing reported earnings available to common stockholders by weighted average shares issued (excluding treasury shares and unallocated ESOP shares). No dilution for any potentially dilutive securities is included. Fully diluted EPS, now called diluted EPS, is still required. The Company's management anticipates that the application of the new statement will not have a significant impact on the Company's reported results when adopted.

            If SFAS No. 128 were in effect, basic EPS for the third quarter of 1997 would have been $0.46 versus $0.21 for the third quarter of 1996 and basic EPS for nine months ended September 30, 1997 would have been $1.39 versus $0.93 for the nine months ended September 1996. The 1996 third quarter and nine month basic EPS excluding the one time SAIF recapitalization charge of $2,121,000 that was assessed in the third quarter of 1996 would have been $0.40 for the third quarter of 1996 and $1.12 for the nine months ended September 30, 1996.

            In July 1997, the FASB issued SPAS No. 130, "Reporting Comprehensive Income", which is to become effective for fiscal years beginning after December 15, 1997. SFAS No. 130 established standards for reporting and display of comprehensive income and its components. Comprehensive income is the total of net income and all other nonowner changes in equity. The Company's management anticipates that the applications of this statement will not have a significant impact on the Company's reported results when adopted.